Cost of revenue	6 Months Ended
Sep. 30, 2021
Cost of revenue
Cost of revenue

14.Cost of revenue

Cost of revenue consisted of the following:

	For the six months ended September 30,
	2021	2020
Amortization expenses	$3,948,391	$3,157,605
Depreciation expenses of server hardware	2,051,081	1,657,961
Resource usage fees	806,014	1,297,077
Website maintenance fee	806,014	648,799
Virtual simulation fee	604,727	—
Raw material consumption fees	15,354	23,358
Other	23,426	42,079
Total	$8,255,007	$6,826,879